UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 14, 2014

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
9 GREENWAY PLAZA, SUITE 2200 HOUSTON, TEXAS		77046
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of Compensatory Plan and Forms of Agreement

At the annual meeting of the stockholders (the “Annual Meeting”) of Hercules Offshore, Inc. (the “Company”) held on May 14, 2014, the Company’s stockholders approved the Hercules Offshore, Inc. 2014 Long-Term Incentive Plan (the “2014 LTIP”). A summary of the 2014 LTIP is set forth under the caption “Proposal 4: Approval of the Hercules Offshore, Inc. 2014 Long-Term Incentive Plan and the Material Terms of the Performance Goals Thereunder – Summary of the Material Features of the 2014 LTIP” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2014 (the “Proxy Statement”) and is incorporated herein by reference. The summary of the 2014 LTIP does not purport to be complete and is qualified in its entirety by reference to the full text of the 2014 LTIP, a copy of which is filed as Annex A to the Proxy Statement.

In connection with the adoption of the 2014 LTIP, on May 14, 2014, the Company adopted new forms of restricted stock agreements for awards to be granted to employees and directors under the 2014 LTIP. The forms of restricted stock agreements contain provisions regarding vesting and the effect of termination of employment or service on the Company’s board, as applicable, and other provisions consistent with the purposes for which the 2014 LTIP was adopted. The foregoing summaries of the restricted stock agreements are qualified in their entirety by reference to the applicable Form of Restricted Stock Agreement, which are filed herewith as Exhibit 10.2 and Exhibit 10.3 and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of a majority of shares of the Company also approved the amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to remove Article Fourth, Division B, Section 4 thereof containing limitations on foreign ownership of our capital stock. The Certificate of Incorporation and the Amendment are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated in this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 14, 2014. Only holders of the Company’s common stock at the close of business on March 18, 2014 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 162,838,489 shares of common stock outstanding and entitled to vote. A total of 141,812,851 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

Set forth below are the final results of voting on each of the matters submitted to a vote at the Annual Meeting.

1. Stockholders elected each of the three Class III Director nominees for three-year terms, as follows:

	For	Withheld	Broker Non-Votes
Thomas N. Amonett	97,954,749	3,132,775	40,725,327
Thomas J. Madonna	99,088,268	1,999,256	40,725,327
F. Gardner Parker	85,559,023	15,528,501	40,725,327

2. Stockholders of a majority of the shares voted approved, on an advisory basis, the compensation of the Company’s named executive officers, as follows:

For	Against	Abstentions	Broker Non-Votes
91,334,627	9,177,185	575,712	40,725,327

3. Stockholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the year ending December 31, 2014, as follows:

For	Against	Abstentions
139,692,252	1,328,633	791,966

4. Stockholders approved the Hercules Offshore, Inc. 2014 Long-Term Incentive Plan and the material terms of the performance goals thereunder, as follows:

For	Against	Abstentions	Broker Non-Votes
87,481,777	13,068,200	537,547	40,725,327

5. Stockholders of a majority of the outstanding shares of common stock approved the amendment to our Amended and Restated Certificate of Incorporation to remove Article Fourth, Division B, Section 4 thereof containing limitations on foreign ownership of our capital stock, as follows:

For	Against	Abstentions	Broker Non-Votes
100,098,117	589,382	400,025	40,725,327

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Hercules Offshore, Inc. filed on May 15, 2012 (incorporated by reference to Exhibit 3.1 to Hercules’ Current Report on Form 8-K filed May 18, 2012 (File No. 051582)).

3.2	Certificate of Amendment filed May 14, 2014 to the Amended and Restated Certificate of Incorporation.

10.1	Hercules Offshore, Inc. 2014 Long-Term Incentive Plan (incorporated by reference to Annex A to Hercules’ Definitive Proxy Statement on Schedule 14A filed on March 28, 2014 (File No. 051582)).

10.2	Form of Restricted Stock Agreement for Employees.

10.3	Form of Restricted Stock Agreement for Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: May 16, 2014	By:	/s/ Beau M. Thompson
Beau M. Thompson
General Counsel and Secretary

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